    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 7, 1997

                                               REGISTRATION STATEMENT NO.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                      ------------------------------------
                                    Form S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                      ------------------------------------
                         THE ARNOLD PALMER GOLF COMPANY
             (Exact name of registrant as specified in its charter)

                 TENNESSEE                                       62-0331019
          (State or incorporation)                  (I.R.S. Employer Identification No.)

               6201 MOUNTAIN VIEW ROAD, OOLTEWAH, TENNESSEE 37363
          (Address of principal executive offices, including zip code)

                      ------------------------------------

                             ENDORSEMENT AGREEMENTS
                                 BY AND BETWEEN
                         THE ARNOLD PALMER GOLF COMPANY
                                      AND
                                 STEVE STRICKER
                                   TOM WARGO
                                  LEN MATTIACE
                                   BUD ALLIN
                            (Full title of the plan)

         GEORGE H. NICHOLS                                A. ALEXANDER TAYLOR, II, ESQ.
         PRESIDENT AND CHIEF OPERATING                    MILLER & MARTIN
           OFFICER                                        1000 VOLUNTEER BUILDING
         THE ARNOLD PALMER GOLF COMPANY                   CHATTANOOGA, TENNESSEE 37402
         6201 MOUNTAIN VIEW ROAD                          (423) 756-6600
         OOLTEWAH, TN 37363
         (423) 238-5890

(Name, address and telephone number, including zip code, of agents for service)

                      ------------------------------------
                        CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------
                                                  PROPOSED          PROPOSED
          TITLE OF                 AMOUNT          MAXIMUM          MAXIMUM          AMOUNT OF
       SECURITIES TO               TO BE       OFFERING PRICE      AGGREGATE       REGISTRATION
       BE REGISTERED           REGISTERED(1)    PER SHARE(2)   OFFERING PRICE(2)      FEE(2)
--------------------------------------------------------------------------------------------------
  Common Stock, $.50 par
  value per share...........   200,000 shares       $4.00           $800,000          $242.42

--------------------------------------------------------------------------------

(1) Pursuant to Rule 416 promulgated under the Securities Act of 1933, this registration statement also registers such additional shares of Common Stock as may be offered or issued to prevent dilution resulting from stock splits, stock dividends or similar transactions.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933 on the basis of the last reported sale price of the Common Stock on January 3, 1997 as reported on the NASDAQ small cap market in The Wall Street Journal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

ITEM 1.  PLAN INFORMATION*

ITEM 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION*
---------------

* The information required by Items 1 and 2 of Form S-8 is not filed as a part of this registration statement in accordance with the Note to Part I of Form S-8 and Rule 428(b)(1) under the Securities Act of 1933, as amended.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents previously filed by The Arnold Palmer Golf Company (the "Registrant") with the Securities and Exchange Commission are hereby incorporated by reference:

          (a) The Registrant's Annual Report on Form 10-K for the year ended September 30, 1996;

          (b) All reports and registration statements filed by the Registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 since September 30, 1996; and

          (c) The description of the Common Stock included in the Registrant's Restated Charter filed as an exhibit to the Registrant's Annual Report on Form 10-K for the year ended February 25, 1995, as amended by the Articles of Amendment to the Restated Charter filed as an exhibit to the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended August 31, 1996.

     All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the completion or termination of this offering shall be deemed to be incorporated by reference in the registration statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

ITEM 4.  DESCRIPTION OF SECURITIES.

     Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Registrant's Restated Charter provides that no director of the Registrant shall be liable to the Registrant or to its shareholders for monetary damages for breach of fiduciary duty as a director, provided that such provision shall not limit the liability of a director in violation of sec. 48-12-102(b)(3) of the Tennessee Business Corporation Act, as now existing and as amended from time to time in the future. In addition, the Restated Charter limits the monetary liability of the directors of the Registrant to the fullest extent permitted by Tennessee law, as now existing and as amended from time to time in the future.

     The Registrant's Restated Charter further provides that each director, officer, employee and agent of the Registrant, shall be entitled to indemnification or to advancement of expenses in accordance with the applicable provisions of the Tennessee Business Corporation Act, as now existing and as amended from time to time in the future. The Restated Charter provides that nothing contained in the indemnification provisions in the Restated Charter shall affect any rights to indemnification or advancement of expenses to which any director, officer, employee or agent of the Registrant is entitled by contract or otherwise under law.

     The Registrant's Amended and Restated Bylaws provide that the Registrant shall indemnify and advance expenses to each present and future director and officer of the Registrant, or any person who may have served at its request as a director or officer of another corporation (and, in either case, his heirs, executors and administrators), to the full extent allowed by the laws of the State of Tennessee both as now in effect and as hereafter adopted. The Amended and Restated Bylaws of the Registrant provide that the Corporation may indemnify and advance expenses to any employee or agent of the Registrant who is not a director or officer (and his heirs, executors and administrators) to the same extent as to a director or officer, if the Board of Directors determines that to do so is in the best interest of the Registrant.

     The Amended and Restated Bylaws further provide that the rights granted therein shall not be deemed exclusive of any other rights to which the indemnified party may be entitled and that the Registrant may purchase and maintain insurance on behalf of a director, officer, employee or agent of the Corporation against any liability asserted against him or her or incurred by him or her in any such capacity arising out of his or her status as such whether or not the Company would have the power to indemnify him or her against such liabilities under the Amended and Restated Bylaws or the Tennessee Business Corporation Act.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

     Not applicable.

ITEM 8.  EXHIBITS.

     The exhibits to the registration statement are listed in the Exhibit Index included elsewhere herein.

ITEM 9.  UNDERTAKINGS.

     (a) The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933 (the "Securities Act"), each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person connected with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chattanooga, State of Tennessee, on January 6, 1997.

                                          THE ARNOLD PALMER GOLF COMPANY

                                          By:      /s/ GEORGE H. NICHOLS
                                            ------------------------------------
                                               President and Chief Operating
                                                           Officer

                               POWER OF ATTORNEY

     The Registrant and each person whose signature appears below hereby appoints George H. Nichols and David J. Kirby, and each of them, as attorneys-in-fact with full power of substitution, to execute in their respective names and on behalf of the Registrant and each such person, individually and in each capacity stated below, any and all amendments (including post-effective amendments) to this registration statement as the attorneys-in-fact and to file any such amendment to the registration statement with the Securities and Exchange Commission, granting unto said attorneys-in-fact and their substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and their substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                                TITLE                       DATE
-------------------------------------  ------------------------------------- -----------------
         /s/ JOHN T. LUPTON            Chairman of the Board and             January 6, 1997
-------------------------------------  Chief Executive Officer; Director
           John T. Lupton              (principal executive officer)

        /s/ GEORGE H. NICHOLS          President and Chief Operating         January 6, 1997
-------------------------------------  Officer; Director
          George H. Nichols

         /s/ DAVID J. KIRBY            Vice President -- Finance (principal  January 6, 1997
-------------------------------------  financial and accounting officer)
           David J. Kirby

        /s/ ARTHUR P. BECKER           Director                              January 6, 1997
-------------------------------------
          Arthur P. Becker

       /s/ ROBERT H. CALDWELL          Director                              January 6, 1997
-------------------------------------
         Robert H. Caldwell

       /s/ DAVID S. GONZENBACH         Director                              January 6, 1997
-------------------------------------
         David S. Gonzenbach

        /s/ JAMES L. E. HILL           Director                              January 6, 1997
-------------------------------------
          James L. E. Hill

        /s/ RICHARD J. HORTON          Director                              January 6, 1997
-------------------------------------
          Richard J. Horton

        /s/ ARNOLD D. PALMER           Director                              January 6, 1997
-------------------------------------
          Arnold D. Palmer

     /s/ JOEL W. RICHARDSON, JR.       Director                              January 6, 1997
-------------------------------------
       Joel W. Richardson, Jr.

                                 EXHIBIT INDEX

                                                                                     SEQUENTIALLY
EXHIBIT NO.                               DESCRIPTION                               NUMBERED PAGE*
-----------     ----------------------------------------------------------------    --------------
 4.1**          Restated Charter of the Company
 4.2***         Amended and Restated Bylaws of the Company
 5              Opinion of Miller & Martin
24.1            Consent of Miller & Martin (included in Exhibit 5)
24.2            Consent of Arthur Andersen LLP
25              Power of Attorney (reference is made to the signature page of this registration statement)

---------------

  * The page numbers where exhibits (other than those incorporated by reference) can be found are indicated only on the manually signed registration statement.

 ** Incorporated herein by reference to the Company's Form 10-K for the year ended February 25, 1995 and the Company's Form 10-Q for the quarterly period ended August 31, 1996.

*** Incorporated herein by reference to the Company's Form 10-K for the year ended February 25, 1995.